SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 9, 2005


                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


        000-27365                                          88-0440528
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company's response to G. Robert Williams' resignation.

On November 9, 2005, Dr. G. Robert Williams, co-founder, CEO and director submitted his resignation. See attached Exhibit 99.1. The company issued a press release announcing his decision and replacement(s). See attached Exhibit 99.2.

The Company strongly disagrees with the contents of Dr. Williams' resignation letter and regrets that he felt the need to write such a letter. It is our understanding that Dr. Williams has recently suffered serious head injuries and trauma. Hopefully, as he recovers he may regain his perspective. However, should he persist in his behavior and his assertions, the Company will vigorously defend itself in any resulting litigation.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No.      Description
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99.1      G. Robert Williams resignation letter.

99.2 Press Release issued by MANAKOA SERVICES CORPORATION, dated November 11, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 11/21/05                          By: /s/ James C. Katzaroff
                                         -------------------------------
                                         Name: James C. Katzaroff
                                         Title: Chief Executive Officer